UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549
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FORM 8-K
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☒	CURRENT REPORT PURSUANT TO SECTION 13 OR 15(d) OF THE SECURITIES EXCHANGE ACT OF 1934
Date of Report (Date of earliest event reported): September 6, 2017

Commission File Number 001-35844
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Pinnacle Foods Inc.
(Exact name of registrant as specified in its charter)
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Delaware	35-2215019
(State or other jurisdiction of incorporation or organization)	(I.R.S. Employer Identification No.)

399 Jefferson Road Parsippany, New Jersey	07054
(Address of Principal Executive Offices)	(Zip Code)
Registrant’s telephone number, including area code: (973) 541-6620
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Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:
☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Indicate by check mark whether the registrant is an emerging growth company as defined in as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 7.01	Regulation FD Disclosure.

On September 6, 2017, Pinnacle Foods Inc. (the “Company”) management presented at the Barclay's Global Consumer Staples Conference in Boston, Massachusetts. A copy of the visual presentation substantially in the form used by the Company’s management is being furnished as Exhibit 99.1 to this report and is incorporated herein by reference.

This information and the exhibit attached hereto are being "furnished" pursuant to Item 7.01 and in accordance with general instruction B.2 to Form 8-K shall not be deemed "filed" with the Securities and Exchange Commission for purposes of Section 18 of the Securities Exchange Act of 1934 or otherwise subject to the liabilities under that section, nor shall such information be deemed to be incorporated by reference into any filings under the Securities Act of 1933.

The presentation may contain statements that predict or forecast future events or results, depend on future events for their accuracy or otherwise contain "forward-looking information." The words "estimates," "expects," "contemplates," "anticipates," "projects," "plans," "intends," "believes," "forecasts," "may," "should," and variations of such words or similar expressions are intended to identify forward-looking statements. These statements are made based on management's current expectations and beliefs concerning future events and various assumptions and are not guarantees of future performance. Actual results may differ materially as a result of various factors, some of which are beyond the registrant's control, including but not limited to: general economic and business conditions, including the deterioration of the credit and capital markets, industry trends, our leverage and changes in our leverage, interest rate changes, changes in the registrant's ownership structure, competition, the loss of any of the registrant's major customers or suppliers, changes in demand for the registrant's products, changes in distribution channels or competitive conditions in the markets where the registrant operates, costs of integrating acquisitions, the successful integration and achievement of estimated future cost savings related to acquisitions, loss of the registrant's intellectual property rights, fluctuations in price and supply of raw materials, seasonality, the registrant's reliance on co-packers to meet the registrant's manufacturing needs, availability of qualified personnel, changes in the cost of compliance with laws and regulations, including environmental laws and regulations, and the other risks and uncertainties detailed in the registrant's Annual Report on Form 10-K filed with the Securities and Exchange Commission on February 23, 2017 and subsequent reports filed with the Securities and Exchange Commission. There may be other factors that may cause the registrant's actual results to differ materially from the forward-looking statements. The registrant assumes no obligation to update the information contained in the presentation.

Item 9.01	Financial Statements and Exhibits.
(d) Exhibits.

Exhibit Number	Description
99.1	Slide Show Presentation at the Barclay’s Global Consumer Staples Conference by Pinnacle Foods Inc. - September 6, 2017

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereto duly authorized.

PINNACLE FOODS INC.

By:	/s/ CRAIG STEENECK

Name:	Craig Steeneck
Title:	Executive Vice President and Chief Financial Officer
Date:	September 6, 2017

EXHIBIT INDEX

Exhibit Number	Description
99.1	Slide Show Presentation at the Barclay’s Global Consumer Staples Conference by Pinnacle Foods Inc. - September 6, 2017